UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549
_______________________________

     FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2009

Voxware, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-021403	36-3934824
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

300 American Metro Blvd., Suite 155, Hamilton, NJ		08619
(Address of Principal Executive Offices)		(Zip Code)

     (609) 514-4100
(Registrant's telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

Equity Financing

     On June 29, 2009, Voxware, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Co-Investment Fund II, L.P. (a Cross Atlantic Technology Fund entity) and Edison Venture Fund V, L.P., pursuant to which the Company will issue and sell an aggregate of 1,428,571 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a purchase price of $1.75 per share, and warrants to purchase up to 142,857 shares (the “Warrant Shares”) of Common Stock, which will not be exercisable until six (6) months after the date of issuance and shall expire three (3) years from the date of issuance, at an exercise price of $2.50 per share (the “Warrant”).

      Under the terms of the Securities Purchase Agreement, Edison Venture Fund V, L.P. will purchase 285,714 shares of Common Stock and warrants to purchase 28,571 shares of Common stock and Co-Investment Fund II, L.P. will purchase 1,142,857 shares of Common Stock and warrants to purchase 114,286 shares of Common Stock. Subject to customary closing conditions, the private placement is expected to close on or about June 30, 2009. The Company will receive gross proceeds equal to $2,500,000.

     The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

      A complete copy of each of the Securities Purchase Agreement, including the form of Warrant, will be filed as exhibits to the Form 8-K to be filed after closing of the financing. The foregoing descriptions of: the Securities Purchase Agreement and Warrant, and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

Extension of Credit Facility

     On June 26, 2009 the Company entered into the Sixth Loan Modification Agreement (the “SLMA”) with Silicon Valley Bank (“SVB”), effective as of June 1, 2009, that amended the Company’s existing credit facility, including its $1,500,000 revolving line of credit (the “Revolving Line”), and $1,500,000 Non-Formula Term Loan. Pursuant to the SLMA, the maturity date for the Revolving Line has been extended by 60 days from May 31, 2009 to July 31, 2009. In connection with this extension, the Company agreed to pay SVB an extension and modification fee equal to $2,000. Consistent with the existing credit facility, Verbex Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, continues to be obligated to SVB under an existing guaranty and security agreement in favor of SVB.

     A complete copy of the SLMA will be filled as an exhibit to the Company’s Annual Report on Form 10-K, for the year ended June 30, 2009. The foregoing description of the SLMA, and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibit, document or filings.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Voxware, Inc., dated as of June 30, 2009.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: June 30, 2009	By:	/s/ William G. Levering, III
Name: William G. Levering, III
Title: Chief Financial Officer